UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment to
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2002 (December 31, 2001)

SPECTRX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22179	58-2029543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6025 A Unity Drive, Norcross, GA	30071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 770-242-8723

(Former name or former address if changed since last report)

Item 2. Acquisition or Disposition of Assets

     On December 31, 2001, a newly-formed, wholly-owned subsidiary of SpectRx, Inc. (SpectRx) named SM Merger Sub, Inc. (SM MERGER SUB) was merged with and into Sterling Medivations, Inc. (Sterling), with Sterling Medivations surviving the merger as a wholly-owned subsidiary of SpectRx. Sterling Medivations is a developer of innovative insulin delivery products for people with diabetes, and SpectRx intends to continue that business. The merger was effected pursuant to an Agreement and Plan of Merger, dated December 31, 2001 and filed as Exhibit 2.1 to this Current Report on January 14, 2002, by and among SpectRx, Sterling Medivations, SM Merger Sub and specified major stockholders of Sterling Medivations. In connection with this transaction, SpectRx issued an initial 620,249 shares of its common stock, which was determined based upon an agreed upon price of $7.29 per share for purposes of the merger, to former holders of Sterling Medivations’ capital stock. In addition, SpectRx reserved 22,625 shares of its common stock for future issuance to holders of options to acquire shares of Sterling Medivations common stock, which were converted into options to acquire shares of SpectRx common stock in the transaction. Following the consummation of the merger, the shares issued and reserved by SpectRx regarding this transaction were adjusted based upon certain adjustments to the financial statements of Sterling Medivations, as contemplated by the terms of the Agreement and Plan of Merger. As a result, SpectRx currently estimates that the number of shares issued to former holders of Sterling Medivations’ capital stock will be reduced to 610,338 shares, and the number of shares reserved for future issuance to holders of options to acquire shares of Sterling Medivations common stock, which were converted into options to acquire shares of SpectRx common stock, will be reduced to 22,024 shares. Each of these share numbers remain subject to further adjustment pursuant to the Agreement and Plan of Merger for a period expected not to exceed six months from December 31, 2001. Up to an additional 1,234,567 shares of SpectRx common stock could be issued to former stockholders and option holders of Sterling Medivations, if the product line of Sterling Medivations meets specified financial goals. The consideration was determined through arm’s length negotiations between SpectRx and Sterling Medivations. Prior to the transaction, there were no material relationships between Sterling Medivations and SpectRx or any of its directors and officers, or their associates, or any of its affiliates. The transaction was accounted for using the purchase method of accounting.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial statements of businesses acquired.

The unaudited financial statements of Sterling Medivations, Inc. as of and for the nine months ended September 30, 2001, for the period from inception (January 13, 2000) though September 30, 2000 and cumulative for the period from inception (January 13, 2000) through September 30, 2001. are filed as Exhibit 99.1 to this Current Report

The audited financial statements of Sterling Medivations, Inc. as of December 31, 2000 and for the period from inception (January 13, 2000) through December 31, 2000, together with the report of PricewaterhouseCoopers LLP (Minneapolis, MN) with respect thereto are filed as Exhibit 99.2 to this Current Report.

(b)	Pro Forma financial information.

The unaudited pro forma combined condensed statements of operations of SpectRx, Inc. for the year ended December 31, 2000, the unaudited pro forma combined condensed statements of operations of SpectRx, Inc. for the nine months ended September 30, 2001 and the unaudited proforma combined condensed balance sheet of SpectRx, Inc. as of September 30, 2001, are filed as Exhibit 99.3 to this Current Report.

The unaudited pro forma combined condensed balance sheet as of September 30, 2001, reflects the assumed consummation of the merger accounted for using the purchase method of accounting as of September 30, 2001. The unaudited pro forma combined condensed statements of operations for the nine month period ended September 30, 2001, and for the year ended December 31, 2000, reflect the assumed consummation of merger accounted for using the purchase method of accounting as of the beginning of each such period. Please be aware that the inception date of Sterling is January 13, 2000. No adjustment has been included in the pro forma amounts for any anticipated cost savings or other synergies.

The unaudited pro forma financial information has been prepared by the management of SpectRx based on the historical financial statements of SpectRx and Sterling. The unaudited pro forma combined condensed financial information is prepared for information purposes only and is not necessarily indicative of future results or of actual results that would have been achieved had the merger been consummated at the beginning of the periods presented, nor is it indicative of future financial position or results of operations.

(c)	Exhibits.

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated December 31, 2001 by and among SpectRx, Inc., Sterling Medivations, Inc., SM Merger Sub, Inc. and certain stockholders of Sterling Medivations, Inc. (incorporated herein by reference to Exhibit 2.1 of the initial filing of this Current Report on January 14, 2002)
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Sterling Medivations, Inc. unaudited financial statements as of and for the nine months ended September 30, 2001, for the period from inception (January 13, 2000) through September 30, 2000 and cumulative for the period from inception (January 13, 2000) through September 30, 2001.
99.2	Sterling Medivations, Inc. audited financial statements as of December 31, 2000 and for the period from inception (January 13, 2000) through December 31, 2000, together with the report of PricewaterhouseCoopers LLP (Minneapolis, MN) with respect thereto.
99.3	SpectRx, Inc. unaudited pro forma condensed combined statements of operations for the year ended December 31, 2000, unaudited pro forma condensed combined statements of operations and the unaudited pro forma condensed combined balance sheet as of and for the nine months ended September 30, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SpectRx, Inc.

Date:	March 14, 2002	by:	/s/ Thomas H. Muller, Jr.

Thomas H. Muller, Jr.
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated December 31, 2001 by and among SpectRx, Inc., Sterling Medivations, Inc., SM Merger Sub, Inc. and certain stockholders of Sterling Medivations, Inc. (incorporated herein by reference to Exhibit 2.1 of the initial filing of this Current Report on January 14, 2002)
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Sterling Medivations, Inc. unaudited financial statements as of and for the nine months ended September 30, 2001.
99.2	Sterling Medivations, Inc. audited financial statements as of December 31, 2000 and for the period from inception (January 13, 2000) through December 31, 2000, together with the report of PricewaterhouseCoopers LLP (Minneapolis, MN) with respect thereto.
99.3	SpectRx, Inc. unaudited pro forma condensed combined statements of operations for the year ended December 31, 2000, unaudited pro forma condensed combined statements of operations and the unaudited pro forma condensed combined balance sheet as of and for the nine months ended September 30, 2001.